UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

China Automotive Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

CHINA AUTOMOTIVE SYSTEMS, INC.

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Notice of Annual Meeting of Stockholders

To Be Held On September 24, 2024

The Annual Meeting of Stockholders of China Automotive Systems, Inc. (the “Company”) will be held on September 24, 2024 (Tuesday) at 9 am local time at the Second Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China, and the Company will set up a conference room on September 23, 2024 (Monday) at 9 pm at Henglong USA Corporation, 2546 Elliott Drive, Troy, Michigan, U.S. for the Company’s US shareholders to participate via WebEx connection as more fully described in the accompanying proxy statement, to:

1.	elect five directors of the Company, to hold office until the 2025 annual meeting of stockholders and until their successors are elected and qualified;
2.	ratify the appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024; and
3.	transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on August 5, 2024 (Monday) will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Chen Hanlin
Chen Hanlin Chairman

Hubei, the People’s Republic of China

August 8, 2024

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE PROXY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

CHINA AUTOMOTIVE SYSTEMS, INC.

D8 Henglong Building, Optics Valley Software Park

No. 1 Guanshan First Avenue, Wuhan City

Hubei Province (430073), the People’s Republic of China

(86) 27-8757-0028

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PROXY STATEMENT

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2024 ANNUAL MEETING OF STOCKHOLDERS

China Automotive Systems, Inc. (the “Company”) is furnishing this proxy statement in connection with the solicitation of proxies by the board of directors of the Company (the “Board of Directors”) for use at the Annual Meeting of Stockholders to be held on September 24, 2024 (Tuesday) at 9 am at the Second Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China and at any adjournments or postponements thereof (the “Annual Meeting”). The Company will set up a conference room on September 23, 2024 (Monday) at 9 pm at Henglong USA Corporation, 2546 Elliott Drive, Troy, Michigan, U.S. for the Company’s US shareholders to participate at the Annual Meeting via WebEx connection. This proxy statement and the Company’s annual report will be made available on the internet on or about August 8, 2024 (Thursday).

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on September 24, 2024 (Tuesday) - the Company’s Annual Report for the year ended December 31, 2023 (the “Annual Report”) and this Proxy Statement are available at http://www.caasauto.com.

Only holders of the Company’s common stock as of the close of business on August 5, 2024 (Monday) (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 32,338,302 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the Annual Meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by executing the proxy following the instructions on the notice of internet availability of proxy materials (“Notice of Internet Availability”) mailed to the stockholders. All proxies received by the Company that are properly executed and have not been revoked will be voted in accordance with the instructions contained in the proxies. If a paper copy of the proxy materials is requested by a stockholder and a signed proxy card is received by the Company that does not specify a vote or an abstention, the shares represented by that proxy card will be voted for (i) the nominees to the Board of Directors listed on the proxy card and in this proxy statement; and (ii) the ratification of the appointment of PricewaterhouseCoopers Zhong Tian LLP (“PwC”) as the Company’s independent auditors for the fiscal year ending December 31, 2024. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting the proxy gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy in their discretion.

Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to non-routine items, which include the say-on-pay, say-on-frequency and director election proposals. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) following the instructions on the website hosting proxy materials and voting as specified in the Notice of Internet Availability, (b) if a proxy is executed in paper form, delivering another duly executed proxy bearing a later date, or (c) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy is solicited by the Board of Directors. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail or through the internet, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS

The name, age and year in which the term expires of each member of the Board of Directors is set forth below:

Name	Age	Position	Term Expires on the Date of the Annual Meeting Held in the Year
Hanlin Chen	67	Chairman	2024
Qizhou Wu	59	CEO and Director	2024
Guangxun Xu	72	Director	2024
Heng Henry Lu	58	Director	2024
Tong Kooi Teo	67	Director	2024

The Board of Directors has determined that the following directors for fiscal year 2024 are “independent” under the current rules of the Nasdaq Stock Market: Guangxun Xu, Heng Henry Lu and Tong Kooi Teo. In addition, the Board of Directors has determined that Robert Wei Cheng Tung, the nominee to the Board of Directors, is “independent” under the current rules of the Nasdaq Stock Market.

At the Annual Meeting, the stockholders will vote on the election of Hanlin Chen, Qizhou Wu, Guangxun Xu, Robert Wei Cheng Tung and Tong Kooi Teo as directors to serve for a one-year term until the annual meeting of stockholders in 2025 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting. Mr. Heng Henry Lu will not stand for reelection at the Annual Meeting. The Company thanks Mr. Heng Henry Lu for his years of service.

Hanlin Chen

Hanlin Chen has served as the chairman of the Board of Directors and an executive officer since March 2003. From 1993 to 1997, Mr. Chen was the general manager of Shashi Jiulong Power Steering Gears Co., Ltd. Since 1997, he has been the chairman of the Board of Henglong Automotive Parts, Ltd.

Mr. Hanlin Chen is the brother-in-law of the Company’s senior vice president, Mr. Andy Tse. He is the father of the Company’s vice president, Mr. Henry Chen.

As chairman of the Board of Directors, Mr. Chen oversees the implementation of the Company’s business plan.

The Board of Directors believes that Mr. Chen’s leadership and extensive knowledge of the Company are essential to the development of the Company’s strategic vision.

Qizhou Wu

Qizhou Wu has served as a director since March 2003 and as the chief executive officer of the Company since September 2007. He served as chief operating officer from 2003 to 2007. He was the executive general manager of Shashi Jiulong Power Steering Gears Co., Ltd. from 1993 to 1999 and the general manager of Henglong Automotive Parts Co., Ltd. from 1999 to 2002. Mr. Wu graduated from Tsinghua University in Beijing with a Master’s degree in automobile engineering.

The Board of Directors believes that Mr. Wu’s experience and extensive knowledge of the Company are essential to the implementation of the Company’s strategic vision.

Guangxun Xu

Guangxun Xu has served as an independent director of the Company since December 2009. He is the chairman of both the audit committee and the nominating committee, and a member of the compensation committee, of the Board of Directors. Mr. Xu has been the Chief Representative of NASDAQ in China and a managing director of the NASDAQ Stock Market International, Asia for over ten (10) years. With a professional career in the finance field spanning over thirty (30) years, Mr. Xu’s practice focuses on providing package services on U.S. and U.K. listings, advising on and arranging for private placements, PIPEs, IPOs, pre-IPO restructuring, M&A, corporate and project finance, corporate governance, post-IPO IR compliance and risk control.

The Board of Directors believes that Mr. Xu’s many years of experience in working with public companies and financial markets in Asia provides value to the Board of Directors and the Company.

Robert Wei Cheng Tung

Robert Wei Cheng Tung served as an independent director of the Company from September 2003 to July 2019. He was a member of the audit and nominating committees, and the chairman of the compensation committee of the Board of Directors. Mr. Tung has been engaging in the real and commodity trading and consultation in the energy sector in the past fifteen years. Mr. Tung was granted the Grand China sales representative position from TRI Products, Inc., a well-known North American scrap metals, scrap plastics, and spent battery supplier. Mr. Tung was the managing director of North-South Resource International Ltd. which consults on the trading of crude oil, fuel oil, diesel and jet fuels. During the pandemic, Mr. Tung had introduced a Chinese company in Taiwan to set up a manufacturing facility to produce facial masks, medical gloves and gowns, and other medical supplies in the State of New Jersey. Collaboration with a European infrastructure engineering firm, Mr. Tung has assisted the firm to locate financiers to sell their minerals excavations rights in gold, cobalt and other minerals in The Democratic Republic of the Congo to potential partner and buyer.

The Board of Directors believes that Mr. Tung’s many years of experience in advising companies in the PRC and abroad provides perspective and global vision to the Company’s development.

Tong Kooi Teo

Tong Kooi Teo has served as an independent director of the Company since July 2019. He is the chairman of the compensation committee, and a member of the audit committee and the nominating committee of the Board of Directors. He is the Chief Executive Officer of DPS Corporate Advisory Company Limited, Beijing, China, a member of Head International Group, China since March 2018. He is independent non-executive director of Cordlife Group Ltd. since May 2024. He is independent non-executive director of UOB Kay Hian Securities Sdn Bhd since February 2023. He is also Non-Executive Director of Guocoland (China) Limited since February 2018. He was the Managing Director of Guoco Investment (China) Ltd., Hong Kong from 2014 to 2018, after serving as the Group Managing Director of Guocoland (China) Ltd. from 2012 to 2014. Prior to that, Mr. Teo was the Chief Executive Officer (China and Vietnam Operations) of WCT Holdings Bhd, Malaysia from 2011 to 2012. He was the Chief Executive Officer of Hong Leong Asia Ltd (HLA), which is listed on the Singapore Stock Exchange from 2004 to 2010. From 2003 to 2004, Mr. Teo was the Managing Director of Tasek Corporation Bhd, Malaysia, which was listed on the Kuala Lumpur Stock Exchange. From 1994 to 2002, Mr. Teo was General Manager of Corporate Banking Division and Chief Operating Officer of Hong Leong Bank Malaysia. From 1989 to 1994, Mr. Teo was with Deutsche Bank Malaysia where his last held position was Head of Corporate Banking.

The Board of Directors believes that Mr. Teo’s many years of experience working with companies and banks in Asia and in the PRC and abroad provides perspective and global vision to the Company’s development.

Other than as noted above, there are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

CRITERIA FOR BOARD MEMBERSHIP.

In recommending candidates for appointment or re-election to the Board of Directors, the nominating committee of the Board of Directors (the “Nominating Committee”) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that a majority of the directors are independent under the rules of the Nasdaq Stock Market, that the members of the Company’s audit committee of the Board of Directors (the “Audit Committee”) meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and that at least one member of the Board of Directors qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”). Nominees for director are recommended on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time to Board of Directors duties.

Board Composition
	Hanlin Chen	Qizhou Wu	Guangxun Xu	Robert Wei Cheng Tung	Tong Kooi Teo
Gender Identity
Male	X	X	X	X	X
Female
Non-Binary
Did Not Disclose Gender
Demographic Background
African American or Black
Alaskan Native or Native American
Asian	X	X	X	X	X
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES.

In June 2024, the Nominating Committee received the nomination of Mr. Robert Wei Cheng Tung to serve as independent director from the Company’s chairman, Mr. Hanlin Chen. The Nominating Committee has evaluated the candidate’s qualifications and checked relevant references; in addition, the candidate has been interviewed by the members of the Nominating Committee and met with all of the members of the Board of Directors. Based on this input, the Nominating Committee has evaluated and concluded that the prospective candidate is qualified to serve as directors and the committee has recommended to the Board of Directors that such candidate be presented for the approval of the stockholders.

STOCKHOLDER NOMINEES.

The Nominating Committee will consider suggestions from stockholders regarding possible director candidates for election at the annual meeting to be held in 2025. Any such nominations should be submitted to the Nominating Committee, c/o Mrs. Wei Na (secretary to the Board of Directors), and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock that are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the bylaws of the Company and under the caption “Stockholder Proposals for 2024 Annual Meeting” below. Each director nominated in this Proxy Statement was recommended for election by the Nominating Committee and by the Board of Directors.

BOARD NOMINEES FOR THE 2024 ANNUAL MEETING.

The nominees listed in this proxy statement are four of the current five directors standing for re-election and, as explained above, one new candidate.

BOARD LEADERSHIP STRUCTURE

Mr. Hanlin Chen is the chairman of the Board of Directors and Mr. Qizhou Wu is the chief executive officer and a director of the Company. The Company’s leadership structure of a separate chairman of the Board of Directors and chief executive officer has historically proven effective for it in the areas of performance and corporate governance, among others. The Company does not have a lead independent director. The Company, in consideration of the size of the Board of Directors and the presence of three independent directors who constitute a majority, believes that it is not necessary to appoint a lead independent director. The Board of Directors has determined that its current structure is in the best interests of the Company and its stockholders. The Company believes that the independent nature of the audit, compensation and nominating committees of the Board of Directors also ensures that the Board of Directors maintains a level of independent oversight of management that is appropriate for the Company. The Board of Directors will review from time to time the appropriateness of its leadership structure and implement any changes it may deem necessary.

RISK OVERSIGHT

The Board of Directors has the ultimate oversight responsibility for the risk management process. A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being faced by management and determines what constitutes an appropriate level of risk for the Company. While the ultimate risk oversight rests with the Board of Directors, the Board of Directors has delegated the responsibility for the management of certain types of risks to its committees. For example, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management, and risks related to the compensation programs are reviewed by the compensation committee of the Board of Directors (the “Compensation Committee”). The Board of Directors is advised by these committees of significant risks and management’s response via periodic updates.

DIRECTOR COMPENSATION

Based on the number of years of service to the Board of Directors, workload and performance, the Board of Directors determines directors’ compensation. The Board of Directors believes that the compensation of the members of the Board of Directors was appropriate as of December 31, 2023. The independent directors receive a director fee from the Company for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of between $8,000 and $14,850 per quarter. The directors are reimbursed for certain expenses in connection with attending meetings of the Board of Directors and committees of the Board of Directors.

The Company has also granted, and expects to continue to grant, non-employee directors options to purchase shares of the Company’s common stock. The stockholders of the Company approved certain director grants at the annual meeting of the stockholders in 2005, which grants were included in the 2004 stock option plan (the “2004 Stock Option Plan”). At the 2014 annual meeting of stockholders, the stockholders of the Company approved an amendment to the 2004 Stock Option Plan that extended its term for an additional ten (10) years. Pursuant to such amendment, the 2004 Stock Option Plan will expire on June 27, 2025.

The options granted to non-employee directors that are currently outstanding or were outstanding during the past three (3) years are as follows:

*	On February 3, 2021, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $6.26 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.
*	In 2022, the Company did not issue any options to independent directors.
*	In 2023, the Company did not issue any options to independent directors.

The Company determines each director’s compensation based on the number of years of service, workload and performance. The management believes that the pay for the members of the Board of Directors was appropriate as of December 31, 2023. The compensation that directors received for serving on the Board of Directors for fiscal year 2023 was as follows (figures are in thousands of USD):

Name	Fees earned or paid in cash	Option awards (1)	Total
Tong Kooi Teo	$32	$—	$32
Guangxun Xu	$59	$—	$59
Heng Henry Lu	$32	$—	$32

(1)  The Company did not grant option awards to directors in 2023.

Other than the cash payment based on the number of a director’s service years, workload and performance, the Company has granted option awards to each director in a few years. In accordance with ASC Topic 718, the cost of the above-mentioned stock options issued to directors was measured on the grant date based on their fair value. The fair value is determined using the Black-Scholes option pricing model and certain assumptions.

The cost of the above-mentioned compensation paid to directors was measured based on investment, operating, technology and consulting services they provided. Except as stated above, no other directors had received any compensation for their service on the Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors has standing audit, compensation and nominating committees. The Board of Directors met five (5) times during 2023. The Audit Committee met five (5) times, the Compensation Committee met five (5) times and the Nominating Committee met five (5) times during 2023. Each member of the Board of Directors attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees on which such member served, during the period of such member’s service. The audit, compensation and nominating committees’ charters are available on the Company’s website at www.caasauto.com.

AUDIT COMMITTEE.

The Audit Committee currently consists of Guangxun Xu (chairman), Heng Henry Lu and Tong Kooi Teo. The Board of Directors has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board of Directors has determined that Guangxun Xu qualifies as an “audit committee financial expert” as defined by the rules of the SEC. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent auditors.

NOMINATING COMMITTEE.

The Nominating Committee currently consists of Guangxun Xu (chairman), Heng Henry Lu and Tong Kooi Teo, each of whom the Board of Directors has determined is an independent director under the rules of the Nasdaq Stock Market. The Nominating Committee’s responsibilities include recommending nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance.

COMPENSATION COMMITTEE.

The Compensation Committee currently consists of Tong Kooi Teo (chairman), Guangxun Xu and Heng Henry Lu. The Board of Directors has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market. The Compensation Committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers and establishes and reviews general policies relating to the compensation and benefits of our officers and employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the year ended December 31, 2023, none of our executive officers had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

COMMUNICATIONS WITH DIRECTORS

Stockholders interested in communicating directly with our directors may email the chairman Mr. Hanlin Chen at chenhanlin@chl.com.cn. Mr. Chen will review all such correspondence and will regularly forward to the other members of the Board of Directors copies of all such correspondence that deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

The Company has a policy of encouraging all directors to attend the annual stockholders meetings. Last year, five (5) directors attended the annual meeting.

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of conduct and ethics that applies to all directors, officers and employees, including its principal executive officer and principal financial officer. This code of conduct and ethics was filed as Exhibit 99.1 to the Company’s Annual Report on Form 10- KSB/A for the fiscal year ended December 31, 2003 filed with the SEC.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s common stock as of July 30, 2024 by (i) each person who is known by the Company to own beneficially more than 5% of the Company’s common stock, (ii) each of the Company’s directors and Named Executive Officers (defined below), and (iii) all executive officers and directors as a group. Except as otherwise listed below, the address of each person is c/o China Automotive Systems, Inc., D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China. The percentage ownership is based on 30,185,702 shares of common stock outstanding on July 30, 2024 (exclusive of 2,152,600 shares of treasury stock).

Name/Title	Total Number of Shares	Percentage Ownership
Hanlin Chen, Chairman (1)	17,273,670	57.22%
Qizhou Wu, CEO and Director	1,537,524	5.09%
Guangxun Xu, Director	—	—%
Tong Kooi Teo, Director	—	—%
Heng Henry Lu, Director	—	—%
Haimian Cai, VP	50,000	0.17%
Jie Li, CFO (2)	147,031	0.49%
Tse Andy, Sr. VP	531,682	1.76%
Henry Chen, VP	—	—%
All Directors and Executive Officers (9 persons)	19,539,907	64.73%

(1)	Includes (i) 15,762,547 shares of common stock beneficially owned by Mr. Hanlin Chen; (ii) 1,502,925 shares of common stock beneficially owned by Ms. Li Ping Xie, Mr. Hanlin Chen’s wife; and (iii) 8,198 shares of common stock beneficially owned by Wiselink Holdings Limited (’Wiselink”), a company controlled by Mr. Hanlin Chen. According to the resolution of the Board of Directors of Wiselink dated November 28, 2023, Wiselink transferred 525,344 shares of its restricted shares of the Company to a number of transferees. On July 5, 2024, the Board of Directors of Wiselink approved the transfer of 2,440,000 shares of its restricted shares of the Company to Mr. Hanlin Chen and the transfer of 50,000 shares of its restricted shares of China Automotive Systems, Ltd., to Mr. Jie Li (CFO).

(2)	Includes 50,000 shares held as nominee for Jingzhou Jiulong Machinery and Electronic Manufacturing Co., Ltd. On October 13, 2014, the Company issued 4,078,000 of its common shares in a private placement to nominee holders of Jingzhou Jiulong Machinery and Electronic Manufacturing Co., Ltd. for the acquisition of the 19.0% and 20.0% equity interest in Jiulong and Henglong held by Jingzhou Jiulong Machinery and Electronic Manufacturing Co., Ltd., respectively. All of the nominee holders of Jingzhou Jiulong Machinery and Electronic Manufacturing Co., Ltd. are unrelated parties except for Mr. Jie Li (CFO).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following related parties are related through common ownership with the major stockholders of the Company:

•	Wiselink Holding Limited, “Wiselink”
•	Xiamen Joylon Co., Ltd., “ Xiamen Joylon ”
•	Shanghai Tianxiang Automotive Parts Co., Ltd., “ Shanghai Tianxiang ”
•	Jiangling Tongchuang Machining Co., Ltd., “ Jiangling Tongchuang ”
•	Shanghai Hongxi Investment Inc., “ Hongxi ”
•	Hubei Wiselink Equipment Manufacturing Co., Ltd., “ Hubei Wiselink ”
•	Jingzhou Derun Agricultural S&T Development Co., Ltd., “ Jingzhou Derun ”
•	Jingzhou Tongying Alloys Materials Co., Ltd., “ Jingzhou Tongying ”
•	Wuhan Dida Information S&T Development Co., Ltd., “ Wuhan Dida ”
•	Hubei Wanlong Investment Co., Ltd., “ Hubei Wanlong ”
•	Jingzhou Yude Machining Co., Ltd., “ Jingzhou Yude ”
•	Honghu Changrun Automotive Parts Co., Ltd., “ Honghu Changrun ”
•	Jingzhou Henglong Real Estate Co., Ltd., “ Henglong Real Estate ”

•	Xiamen Joylon Automotive Parts Co., Ltd., “Xiamen Automotive Parts ”
•	Jingzhou Jiulong Material Co., Ltd., “ Jiulong Material ”
•	Wuhan Tongkai Automobile Motor Co., Ltd., “ Wuhan Tongkai ”
•	Jingzhou Natural Astaxanthin Inc., “Jingzhou Astaxanthin”
•	Hubei Asta Biotech Inc., “Hubei Asta”
•	Shanghai Yifu Automotive Electronics Technology Co., Ltd., “Shanghai Yifu”
•	Suzhou Qingyan Venture Capital Fund L.P., “Suzhou Qingyan”
•	Chongqing Qingyan Venture Capital Fund L.P., “Chongqing Qingyan”
•	Chongqing Jinghua Automotive Intelligent Manufacturing Technology Research Co., Ltd., “Chongqing Jinghua”
•	Hubei Hongrun Intelligent System Co., Ltd., “Hubei Hongrun”
•	Jingzhou WiseDawn Electric Car Co., Ltd., “Jingzhou WiseDawn”
•	Hubei Tongrun Automotive Parts Industry Development Co., Ltd., “Hubei Tongrun”
•	Hubei Qingyan Venture Capital Fund L.P, “Hubei Qingyan”
•	Hubei Henglong Tianyu Pipe system Co., Ltd., “Henglong Tianyu”
•	Wuhan Ewinlink Intelligent System Co., Ltd., “Ewinlink”
•	Hubei HLTW Automotive Lightweight Co., Ltd., “Hubei HLTW”
•	Hubei Jinlv New Energy Battery Technology Co., Ltd., “Hubei Jinlv”
•	Hubei Yiling Intelligent Technology Co., Ltd., “Hubei Yiling”
•	Sentient AB
•	Suzhou Sentient Automotive Technology Co., Ltd., “Suzhou Sentient”
•	Suzhou Qingshan Zhiyuan Venture Capital Fund L.P., “Suzhou Qingshan”
•	Suzhou Mingzhi Intelligent Manufacturing Industry Investment Fund L.P., “Suzhou Mingzhi”

RELATED PARTY TRANSACTIONS.

The Company’s Audit Committee’s charter provides that one of its responsibilities is to review and approve related party transactions defined as those transactions required to be disclosed under Item 404 of Regulation S-K of the rules and regulations under the Exchange Act. The Company has a formal written set of policies and procedures for the review, approval or ratification of related party transactions. Where a related party transaction is identified, the Audit Committee reviews and, where appropriate, approves the transaction based on whether it believes that the transaction is at arm’s length and contains terms that are no less favorable than what the Company could have obtained from an unaffiliated third party.

The Company’s related party transactions include product sales, material purchases and purchases of equipment and technology. These transactions were consummated at fair market price and under similar terms as those with the Company's customers and suppliers. On some occasions, the Company’s related party transactions also include purchase/sale of capital stock of the joint ventures and sale of property, plant and equipment.

Related party transactions during the years ended December 31, 2023 and 2022, are as shown below (figures are in thousands of USD):

Merchandise Sold to Related Parties

	Year Ended December 31,
	2023	2022
Hubei Hongrun	$33,829	$32,489
Jingzhou Yude	11,390	8,778
Xiamen Automotive Parts	1,733	2,468
Other related parties	562	547
Total	$47,514	$44,282

Rental Income Obtained from Related Parties

	Year Ended December 31,
	2023	2022
Jingzhou Tongying	$154	$152
Wuhan Tongkai	130	166
Hubei Hongrun	—	137
Other related parties	16	4
Total	$300	$459

Materials Sold to Related Parties

	Year Ended December 31,
	2023	2022
Jingzhou Yude	$965	$728
Honghu Changrun	610	749
Jingzhou Tongying	354	547
Jiangling Tongchuang	65	603
Other related parties	56	157
Total	$2,050	$2,784

Materials Purchased from Related Parties

	Year Ended December 31,
	2023	2022
Jingzhou Tongying	$12,033	$12,152
Wuhan Tongkai	8,311	9,974
Jiangling Tongchuang	3,390	3,238
Honghu Changrun	2,396	2,467
Henglong Tianyu	557	611
Hubei Wiselink	528	310
Hubei Yiling	57	30
Other related parties	16	28
Total	$27,288	$28,810

Technology and Services Provided by Related Parties (recorded in R&D Expenses)

	Year Ended December 31,
	2023	2022
Suzhou Sentient	$925	$607
Hubei Yiling	278	234
Hubei Wiselink	100	—
Sentient AB	—	462
Total	$1,303	$1,303

Property, Plant and Equipment Purchased from Related Parties

	Year Ended December 31,
	2023	2022
Hubei Wiselink	$2,451	$2,336
Henglong Real Estate	1,886	—
Hubei Yiling	87	48
Total	$4,424	$2,384

Equity interest purchase from related parties

	Year Ended December 31,
	2023	2022
Jingzhou Wisedawn	$—	$23,618

As of December 31, 2023 and 2022, accounts receivable, accounts payable and advance payments between the Company and related parties are as shown below (figures are in thousands of USD):

Accounts and Notes Receivable from Related Parties

	December 31,
	2023	2022
Hubei Hongrun	$4,352	$6,192
Jingzhou Yude	3,067	3,094
Xiamen Automotive Parts	1,042	1,311
Xiamen Joylon	801	815
Other related parties	311	367
Total accounts and notes receivable - related parties	9,573	11,779
Less: allowance for doubtful accounts - related parties	(1,404)	(1,763)
Accounts and notes receivable, net - related parties	$8,169	$10,016

Accounts and Notes Payable to Related Parties

	December 31,
	2023	2022
Wuhan Tongkai	$4,524	$7,173
Jingzhou Tongying	3,708	3,827
Hubei Wiselink	2,675	3,687
Henglong Tianyu	751	1,209
Honghu Changrun	743	692
Jiangling Tongchuang	371	45
Other related parties	67	62
Total	$12,839	$16,695

Advance Payments for Property, Plant and Equipment to Related Parties

	December 31,
	2023	2022
Hubei Wiselink	$3,609	$1,618
Henglong Real Estate	2,150	224
Hubei Hongrun	—	42
Total	$5,759	$1,884

Advance Payments and Others to Related Parties

	December 31,
	2023	2022
Suzhou Sentient	$1,553	$632
Hubei Tongrun	151	49
Hubei Asta	105	84
Hubei Wiselink	82	54
Jiangling Tongchuang	—	401
Other related parties	100	219
Total	$1,991	$1,439

As of July 30, 2024, Hanlin Chen, our chairman, owns 57.22% of the common stock of the Company and has the effective power to control the vote on substantially all significant matters without the approval of other stockholders.

EXECUTIVE COMPENSATION

ELEMENTS OF COMPENSATION.

The Company’s executive compensation consists of the following elements.

Base Salary

In determining the amount of base salaries for our named executive officers (“Named Executive Officers”), the Compensation Committee strives to establish base salaries that are similar to those paid by other companies to executives in similar positions and with similar responsibilities. Base salaries are adjusted from time to time to realign salaries with market levels after considering individual responsibilities, performance and experience. The Compensation Committee established a salary structure to determine base salaries and is responsible for initially setting executive officer compensation in employment arrangements with each individual. The base salary amounts are intended to reflect the Company’s philosophy that the base salary should attract experienced individuals who will contribute to the success of the Company’s business goals and represent cash compensation that is commensurate with the compensation of individuals at similarly situated companies.

The Company’s Board of Directors and Compensation Committee have approved the current salaries for executives: RMB 2.2 million (equivalent to approximately $0.31 million) for the Chairman, RMB 1.4 million (equivalent to approximately $0.2 million) for the CEO and RMB 0.9 million (equivalent to approximately $0.12million) individually for each other officer in 2023.

Performance Bonus

a.	Grantees: Mr. Hanlin Chen, Mr. Qizhou Wu, Mr. Andy Tse, Mr. Henry Chen and Mr. Jie Li.
b.	Conditions: based on the Company’s consolidated financial statements, (i) the year over year growth rate of sales for 2023 must be 5% or higher; or (ii) the year over year growth rate of sales for 2023 must be 10% or higher.
c.	Bonus: If condition (i) is satisfied, 25% of each officer’s annual salary in 2023. If condition (ii) is satisfied, 50% of each officer’s annual salary in 2023.

The Company accrued 25% of the annual salary as performance bonus for each Named Executive Officer in 2023 as the Company reached the above condition (i).

Stock Option Awards

The stock options plan proposed by management, which aims to incentivize and retain core employees, to meet employees’ benefits, the Company’s long term operating goals and stockholder benefits, was approved at the Annual Meeting of Stockholders held on June 28, 2005, and extended for ten years at the Annual Meeting of Stockholders held on September 16, 2014. The maximum common shares available for issuance under the plan is 2,200,000. The term of the plan was extended to June 27, 2025.

There were no stock options granted to management in 2023.

Other Compensation

Other than the base salary for the Company’s Named Executive Officers, the performance bonus and the stock option awards referred to above, the Company does not have any other benefits and perquisites for its Named Executive Officers. However, the Compensation Committee in its discretion may provide benefits and perquisites to these executive officers if it deems advisable to do so.

Option Exercises and Stock Vested

During fiscal year 2023, no shares were acquired by the Named Executive Officers of the Company under the 2004 Stock Option Plan.

ROLE OF EXECUTIVES IN EXECUTIVE COMPENSATION DECISIONS.

The Compensation Committee seeks input from the Company’s chairman and chief executive officer when discussing the performance of, and compensation levels for, executives other than the chairman or the chief executive officer. None of our executives participates in deliberations relating to his own compensation. In particular, the Compensation Committee seeks input from the Company’s chairman and chief executive officer in assessing the performance of individual executive officers, assessing competitive conditions in the market for retaining key employees and establishing the Company’s business goals and financial objectives which are used by the Compensation Committee in setting compensation levels.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT.

All of the Company’s executive officers have executed standard employment agreements with the Company, which are governed by PRC law. Other than the amounts of compensation to be paid by the Company, the terms and conditions of the employment agreements with the executive officers are substantially the same as those of the Company’s standard employment agreements with non-executive employees. The Company’s standard employment agreements are for a fixed period of five (5) years and may be renewed upon notice from the employee and consent of the Company. The Company may terminate an employment agreement upon thirty days’ notice if an employee is no longer suitable for the job due to medical or other reasons. An employee may terminate his or her employment agreement without cause upon one month’s notice to the Company. The compensation stated in the agreement is the base salary and is subject to adjustment on an annual basis.

COMPENSATION OF EXECUTIVE OFFICERS.

The following describes the compensation arrangements under the employment contracts of our Named Executive Officers.

*	Hanlin Chen, the Company’s Chairman, has a renewed employment agreement that became effective as of September 25, 2012. The agreement is for an indefinite term pursuant to the PRC labor law. Mr. Chen received an annual salary of approximately $306,000 during the fiscal year ended December 31, 2023.
*	Qizhou Wu, the Company’s CEO, has an employment agreement that became effective as of September 25, 2012. The agreement is for an indefinite term pursuant to the PRC labor law. Mr. Wu received an annual salary of approximately $204,000 during the fiscal year ended December 31, 2023.
*	Haimian Cai, the Company’s Vice President, has an employment agreement that became effective as of July 8, 2010. The agreement is for an indefinite term pursuant to the local rules and regulations. Mr. Cai received an annual salary of approximately $387,000 during the fiscal year ended December 31, 2023.

SUMMARY COMPENSATION TABLE.

The compensation that the Company’s CEO and the two most highly compensated executive officers other than the CEO (collectively, the “Named Executive Officers”) received for their services for fiscal years 2023 and 2022 were as follows (figures are in thousands of USD):

Name and principal position	Year	Salary (1)	Bonus (2)	Option Awards (3)	Total
Hanlin Chen (Chairman)	2023	$306	$77	$—	$383
	2022	$321	$80	$—	$401

Qizhou Wu (CEO)	2023	$204	$51	$—	$255
	2022	$214	$53	$—	$267

Jie Li (CFO)	2023	$122	$31	$—	$153
	2022	$128	$32	$—	$160

Haimian Cai (Vice President)	2023	$387	$—	$—	$387
	2022	$383	$—	$—	$383

(1)	Salary – Please refer to Base Salary disclosed under “Elements of compensation” section above for further details.
(2)	Bonus – Please refer to Performance Bonus disclosed under “Elements of compensation” section above for further details.
(3)	Option Awards – Please refer to Stock Option Awards disclosed under “Elements of compensation” section above for further details.

For detailed information on option exercises and stock vested, please see Note 15 to the consolidated financial statements of the Company in the Annual Report on Form 10-K for the year ended December 31, 2023.

Pay Versus Performance.

In August 2022, the SEC released the final version of its pay versus performance disclosure rules as mandated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other official guidance issued thereunder, and which became effective starting with fiscal year ended December 31, 2023. The final rules were codified under Item 402(v) of Regulation S-K (along with other official guidance issued, “PvP disclosure rules”) and require the Company to provide the following tabular and narrative disclosures.

In accordance with the PvP disclosure rules, the below sets forth the following for the previous two years (i) the total compensation set forth in the Summary Compensation Table (“SCT”) for the individuals serving as Chief Executive Officer (“CEO” or “PEO”) and the non-PEO Named Executive Officers (“NEOs”); (ii) the total and average “compensation actually paid” by the Company (“CAP”) to the PEO and the non-PEO NEOs as a group, respectively; (iii) the Company’s cumulative total shareholder return (“Cumulative TSR”); and (iv) net income.

Fiscal	SCT Total for PEO	Compensation Actually Paid to PEO	Average SCT Total for non- PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs	Value of Initial Fixed $100 Investment Based on: Total Shareholder	Net Income
Year	(USD 10K)	(USD 10K)	(USD 10K)	(USD 10K)	Return	(USD 10K)
(a)(1)	(b)	(c)(2)	(d)(3)	(e)(2)(3)	(f)(4)	(g)
2023	$204	$204	$272	$272	$121	$42,738
2022	$214	$214	$277	$277	100	$22,343

(1)	During the past two fiscal years, Mr. Wu served as PEO and Mr. Chen, Mr. Li and Mr. Cai served as non-PEO NEOs.
(2)	Represents the CAP for our PEO and the average CAP for our non-PEO NEOs as a group, computed in accordance with the PvP disclosure rules. The dollar amounts do not reflect the amounts of compensation ultimately earned or realized by our PEOs or non-PEO NEOs during the covered years.
CAP is determined by taking the “Total” column amount from the SCT for each covered fiscal year and subtracting the values reported in the “Change in Actuarial Prevent Value”, “Stock Awards,” and “Option Awards” columns, and adding back amounts relating to pension services costs, if applicable, and the value and changes in value of unvested incentive equity awards. Since the Company does not maintain a pension plan for any of its NEOs, has not awarded any new incentive equity awards in the past two fiscal years to any of its NEOs, and none of its NEOs has any unvested incentive equity awards as of December 31, 2020, no adjustments were necessary to the “Total” column amount from the SCT in order to determine CAP for each NEO. Thus, CAP and average CAP for the PEO and non-PEO NEOs, respectively, is identical to the “Total” and average “Total” column amount from the SCT for each covered fiscal year.
(3)	Amounts reflected in these columns represent the average “Total” compensation from the SCT and CAP for the non-PEO NEOs as a group.
(4)	Amounts reflected in these columns represent the Company’s Cumulative TSR for each measurement period from December 31, 2021 through December 31, 2023. Dividends are assumed to be reinvested. The resulting amounts assume that $100 was invested on December 31, 2021 in our common stock.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

The members of our Board of Directors, our executive officers and persons who beneficially own more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely upon a review of the copies of Section 16(a) reports that we have received from such persons or entities for transactions in our common stock and their common stock holdings for the year ended December 31, 2023 and up to the date hereof, we believe that all reporting requirements under Section 16(a) for such period were met in a timely manner by our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock, except for the following: for Mr. Hanlin Chen, a Form 4 filing to report the disposition of 50,000 shares of common stock by Wiselink Holdings Limited (“Wiselink”), a company controlled by Mr. Hanlin Chen, to Mr. Haimian Cai on September 1, 2023; for Mr. Haimian Cai, a Form 4 filing to report the acquisition of 50,000 shares of common stock on September 1, 2023 from Wiselink; for Mr. Hanlin Chen, a Form 4 filing to report the disposition of 475,344 shares of common stock by Wiselink to four shareholders of the Company on December 22, 2023; for Mr. Qizhou Wu, a Form 4 filing to report the acquisition of  212,388 shares of common stock from Wiselink on December 22, 2023; for Mr. Andy Yiu Wong Tse , a Form 4 filing to report the acquisition of 131,478  shares of common stock from Wiselink on December 22, 2023; for Mr. Hanlin Chen, a Form 4 filing to report the disposition of 2,440,000 shares of common stock by Wiselink to Mr. Hanlin Chen on July 25, 2024 and a Form 4 filing to report the disposition of 50,000 shares of common stock by Wiselink to Mr. Jie Li on July 25, 2024; for Mr. Hanlin Chen, a Form 4 filing to report the acquisition of 2,440,000 shares of common stock from Wiselink on July 25, 2024; and for Mr. Jie Li, a Form 4 filing to report the acquisition of 50,000 shares of common stock from Wiselink on July 25, 2024.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent auditors to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies and approving all professional services to be provided to the Company by its independent auditors. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock Market.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Audit Committee:

*	reviewed and discussed the audited financial statements as of and for the year ended December 31, 2023 with the Company’s management and PwC, the Company’s independent auditors;
*	discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;
*	reviewed the written disclosures and the letter from PwC required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence and concluded that the non-audit services performed by PwC are compatible with maintaining their independence;
*	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC; and
*	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
Guangxun Xu (chairman), Heng Henry Lu and Tong Kooi Teo

AUDIT COMMITTEE’S PRE-APPROVAL POLICY.

During the fiscal years ended December 31, 2023 and 2022, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the Company’s independent auditor and for the prohibition of certain services from being provided by the independent auditor. The Company may not engage the Company’s independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate fees for professional audit services rendered by PricewaterhouseCoopers Zhong Tian LLP for the audit of the Company’s annual financial statements and other services provided in the fiscal years 2023 and 2022. The Audit Committee has approved all of the following fees (figures are in thousands of USD):

	Fiscal Year Ended
	2023	2022
Audit Fees	$768	$731
Other Fees	44	-
Total Fees	$812	$731

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of five directors to serve for a one-year term until the 2025 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors has unanimously approved the nomination of Hanlin Chen, Qizhou Wu, Guangxun Xu, Robert Wei Cheng Tung and Tong Kooi Teo for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “For” the election of Hanlin Chen, Qizhou Wu, Guangxun Xu, Robert Wei Cheng Tung and Tong Kooi Teo as directors.

Unless otherwise instructed, it is the intention of the persons named in the proxy to vote shares represented by properly executed proxy for the election of Hanlin Chen, Qizhou Wu, Guangxun Xu, Robert Wei Cheng Tung and Tong Kooi Teo.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2024. On April 12, 2022, the U.S. Securities and Exchange Commission, pursuant to the Holding Foreign Companies Accountable Act (the “HFCA Act”), has provisionally identified the Company as a U.S. listed company that has retained an audit firm with a branch or office located in a non-U.S. jurisdiction, which the U.S. Public Company Accounting Oversight Board (“PCAOB”) has determined it is unable to inspect or investigate completely because of a position taken by an authority in that jurisdiction. If the PCAOB is unable to inspect the relevant branch or office of the Company's audit firm for three consecutive years, Section 2 of the HFCA Act requires the SEC to prohibit the Company's securities from being traded on any U.S. securities exchange (including NASDAQ). On December 15, 2022, the PCAOB issued a report that vacated its December 16, 2021 determination and removed mainland China and Hong Kong from the list of jurisdictions where it is unable to inspect or investigate completely registered public accounting firms. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information to you by referring you to other documents that we have filed separately with the SEC and made available to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the financial statements of the Company as contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed by the Company on March 28, 2024, which is made available together with this proxy statement on the website specified above to all stockholders in connection with the Annual Meeting.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2025 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at China Automotive Systems, Inc., D8 Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, The People’s Republic of China on or before May 28, 2025.

By Order of the Board of Directors

/s/ Chen Hanlin
Chen Hanlin Chairman

Hubei, People’s Republic of China

August 8, 2024

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE PROXY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

Your **Vote** Counts!

CHINA AUTOMOTIVE SYSTEMS, INC.

2024 Annual Meeting

Vote by September 23, 2024

11:59 PM ET

You invested in CHINA AUTOMOTIVE SYSTEMS, INC. and it's time to vote!

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

CHINA AUTOMOTIVE SYSTEMS, INC.
2024 Annual Meeting
Vote by September 23, 2024
11:59 PM ET

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0000649885_1 R1.0.0.6 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Elect five directors of the Company to hold office until the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified. Nominees 01) Hanlin Chen 02) Qizhou Wu 03) Guangxun Xu 04) Robert Wei Cheng Tung 05) Tong Kooi Teo CHINA AUTOMOTIVE SYSTEMS, INC. DIXON CHEN AWAKEN ADVISORS, C/O HARRIS LAW 1 FINANCIAL SQUARE, SUITE 3200 B NEW YORK, NY 10005 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on September 23, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on September 23, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratify the appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company's independent auditors for the fiscal year ending December 31, 2024. NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Yes No Please indicate if you plan to attend this meeting

0000649885_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com CHINA AUTOMOTIVE SYSTEMS, INC. Annual Meeting of Stockholders September 24, 2024 at 9:00 AM This proxy is solicited by the Board of Directors of China Automotive Systems, Inc. The stockholder of China Automotive Systems, Inc., by signing this card, hereby appoints Hanlin Chen and Qizhou Wu, or either of them, as proxies for this card, with full power of substitution, to vote on behalf of the shares of common stock of China Automotive Systems, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held on September 24, 2024 (Tuesday), at 9:00 AM local time, at the Second Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China, as more fully described in the accompanying Proxy Statement. This Proxy, when properly executed, will be voted by the Proxies in the manner designated on the reverse side. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1 and 2. Continued and to be signed on reverse side